John Hancock Variable Insurance Trust
Supplement dated July 1, 2016
to the Prospectus dated May 1, 2016

Bond Trust

Effective July 1, 2016, the advisory fee for the fund listed in “Appendix A Schedule of Management Fees” is amended and restated as follows:

0.650% first $500 million of the net assets of the fund

0.600% next $1 billion of the net assets of the fund

0.575% next $1 billion of the net assets of the fund

0.550% next $7.5 billion of the net assets of the fund

0.525% excess over $10 billion of the net assets of the fund

Strategic Income Opportunities Trust

Effective July 1, 2016, the advisory fee for the fund listed in “Appendix A Schedule of Management Fees” is amended and restated as follows:

0.700% first $500 million of Aggregate Net Assets

0.650% next $3 billion of Aggregate Net Assets

0.600% next $4 billion of Aggregate Net Assets

0.590% next $4.5 billion of Aggregate Net Assets

0.575% excess over $12 billion of Aggregate Net Assets

Aggregate Net Assets include the net assets of:

1.	the fund;

2.	Strategic Income Opportunities Fund, a series of John Hancock Funds II (JHF II); and

3.	Strategic Income Opportunities Fund, a sub-fund (John Hancock Worldwide Investors, PLC).

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.